Approved By Wisconsin                              Wisconsin Legal Blank Company
Department of Regulation and Licensing                      Milwaukee, Wisconsin
11-1-95 (Optional Use Date)
4-1-96 (Mandatory Use Date)

                      WB-15 COMMERCIAL OFFER TO PURCHASE

   GENERAL PROVISIONS

   The Buyer, Anthony L. Mihalovich, Jr., of his assigns, offers to purchase the Property known as W180 N11711 River Lane in the _________________of Germantown, County of Washington, Wisconsin, (Additional description, if any:) Legal Description Per Title Policy.

   / / PURCHASE PRICE: Six Hundred Fifty Thousand Dollars ($650,000.00).
   / / THE BALANCE OF PURCHASE PRICE will be paid in cash or equivalent at closing unless otherwise provided below.
   / / ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE: Seller shall include in the purchase price and transfer, free and clear of encumbrances, all fixtures, as defined at lines 190 to 192 and as may be on the Property on the date of this Offer, unless excluded at lines 18-20 and the following additional items: None. All personal property included in purchase price will be transferred by Bill of Sale or _____________.

   / / ITEMS NOT INCLUDED IN THE PURCHASE PRICE: CAUTION: ADDRESS RENTED FIXTURES OR TRADE FIXTURES OWNED BY TENANTS, IF APPLICABLE.
   None.
   / / PROPERTY CONDITION REPRESENTATIONS: Seller represents to Buyer that as of the date of acceptance Seller has no notice or knowledge of conditions affecting the Property or transaction (as defined at lines 159 to 178) [COMPLETE DATE OR STRIKE AS APPLICABLE] and ________________________.
   / / TIME IS OF THE ESSENCE as to: (2) binding acceptance; (3) occupancy;
   (4) date of closing and all other dates and deadlines in this Offer.

   ACCEPTANCE, DELIVERY AND RELATED PROVISIONS
   / / BINDING ACCEPTANCE: This Offer is binding upon both parties only if a copy of the accepted Offer is delivered to Buyer on or before September 13th, 1996, 5:00 p.m. CAUTION: THIS OFFER MAY BE WITHDRAWN PRIOR TO DELIVERY OF THE ACCEPTED OFFER.
   / / DELIVERY OF DOCUMENTS AND WRITTEN NOTICES: Unless otherwise stated in this Offer, delivery of documents and written notices to a party shall be effective only when accomplished in any of the following ways:
   (1) By depositing the document or written notice postage or fees prepaid in the U.S. Mail or a commercial delivery system addressed to the party at:
        Buyer:  _______________________________________________________________
        Seller: _______________________________________________________________

   (2)  By giving the document or written notice personally to the party;
   (3) By electronically transmitting the document or written notice to the following telephone number: Buyer: (___)_____________________
        Seller: (____)____________________. Any signed document transmitted by fax shall be considered an original document and shall have the binding and legal effect of an original document. The signature of any Party upon a faxed document shall be considered an original signature.

   OCCUPANCY AND RELATED PROVISIONS

   / / OCCUPANCY of property shall be given to Buyer at time of closing subject to lease terms.
   CAUTION: CONSIDER AN AGREEMENT WHICH ADDRESSES RESPONSIBILITY FOR REMOVAL OF PERSONAL PROPERTY AND DEBRIS PRIOR TO OCCUPANCY, IF APPLICABLE.
   / / RENTAL WEATHERIZATION: This transaction (is) exempt from State of Wisconsin Rental Weatherization Standards (ILHR 67, Wisconsin Administrative
   Code).

   CLOSING AND RELATED PROVISIONS
   / / CLOSING: This transaction is to be closed at the place designated by Buyer's mortgagee or ________________________ no later than November 6th, 1996 unless another date or place is agreed to in writing.

   / / CLOSING PRORATIONS:  See attached Addendum A.

   / / SPECIAL ASSESSMENTS: Special assessments, if any, for work on site actually commenced or levied prior to date of this Offer shall be paid by Seller no later than closing. CAUTION: SEE LINES 194 TO 196 REGARDING OTHER EXPENSES. CONSIDER A SPECIAL AGREEMENT REGARDING THESE EXPENSES, IF APPLICABLE.

   / / FORM OF TITLE EVIDENCE: Seller shall give evidence of title by an owner's policy of title insurance [STRIKE AS APPLICABLE] as further described at lines 141 to 153.

   / / CONVEYANCE OF TITLE: Upon payment of the purchase price, Seller shall convey the Property by warranty deed free and clear of all liens and encumbrances, except: municipal and zoning ordinances and agreements entered under them, recorded easements for the distribution of utility and municipal services, recorded building and use restrictions and covenants, general taxes levied in the year of closing (provided none of the foregoing prohibit present use of the Property), which constitutes merchantable title for purposes of this transaction. Seller further agrees to complete and execute the documents necessary to record the conveyance.

   ADDENDA TO OFFER    SEE LINE 268 TO DETERMINE IF ADDENDA, RIDERS OR OTHER
   DOCUMENTS HAVE BEEN MADE A PART OF THIS OFFER.

PROPERTY IMPROVEMENT, DEVELOPMENT                PAGE 2 of 4 -- COMMERCIAL OFFER
OR CHANGE OF USE

WARNING:  IF BUYER CONTEMPLATES IMPROVING OR DEVELOPING PROPERTY, OR A CHANGE
IN USE, BUYER MAY NEED TO ADDRESS MUNICIPAL AND ZONING ORDINANCES, RECORDED BUILDING AND USE RESTRICTIONS, COVENANTS AND EASEMENTS WHICH MAY PROHIBIT SOME IMPROVEMENTS OR USES. THE NEED FOR BUILDING PERMITS, ZONING VARIANCES, ENVIRONMENTAL AUDITS, ETC. MAY NEED TO BE INVESTIGATED TO DETERMINE FEASIBILITY OF IMPROVEMENTS, DEVELOPMENT OR USE CHANGES FOR PROPERTY. CONTINGENCIES FOR INVESTIGATION OF THESE ISSUES MAY BE ADDED TO THIS OFFER. SEE LINES 241 TO 273.

PROPERTY CONDITION PROVISIONS

/ / PROPERTY DIMENSIONS AND SURVEYS: Buyer acknowledges that any Property, building or room dimensions, or total acreage or building square footage figures, provided to Buyer by Seller or Seller's agent(s), may be approximate because of rounding or other reasons, unless verified by survey or other means. Buyer also acknowledges that there are various formulas used to calculate total square footage of buildings and that total square footage figures will vary dependent upon the formula used. CAUTION: BUYER SHOULD VERIFY TOTAL SQUARE FOOTAGE FORMULA, PROPERTY, BUILDING OR ROOM DIMENSIONS, AND TOTAL ACREAGE OR SQUARE FOOTAGE FIGURES, IF MATERIAL TO BUYER'S DECISION TO PURCHASE.

/ / INSPECTIONS: Seller agrees to allow Buyer's inspectors reasonable access to the Property upon reasonable notice if the inspections are reasonably necessary to satisfy the contingencies in this Offer. Buyer agrees to promptly provide copies of all such inspection reports to Seller, and to listing broker if Property is listed. Furthermore, Buyer agrees to promptly restore the Property to it's original condition after Buyer's inspections are completed, unless otherwise agreed with Seller. CAUTION: SEE LINES 193 TO 200 FOR DEFINITIONS OF "INSPECTION" AND "TEST". SELLER'S AUTHORIZATION FOR INSPECTIONS DOES NOT AUTHORIZE BUYER TO CONDUCT TESTING OF THE PROPERTY. IF BUYER REQUIRES TESTING CONTINGENCIES, THEY SHOULD BE SPECIFICALLY PROVIDED FOR AT LINES 268 TO
273. SELLER ACKNOWLEDGES THAT CERTAIN INSPECTIONS OR TESTS MAY DETECT ENVIRONMENTAL POLLUTION WHICH MAY BE REQUIRED TO BE REPORTED TO THE WISCONSIN DEPARTMENT OF NATURAL RESOURCES.

/ / PROPERTY DAMAGE BETWEEN ACCEPTANCE AND CLOSING: Seller shall maintain the Property until the earlier of closing or occupancy by Buyer in materially the same condition as of the date of acceptance of this Offer. If, prior to the earlier of closing or occupancy by Buyer, the Property is damaged in an amount of not more than five percent (5%) of the selling price, Seller shall be obligated to restore the Property. If Seller is unable to restore the Property, Seller shall promptly notify Buyer in writing and this Offer may be cancelled at the option of the Buyer. If the damage shall exceed such sum, Seller shall promptly notify Buyer in writing of the damage and this Offer may be cancelled at option of Buyer. Should Buyer elect to carry out this Offer despite such damage, Buyer shall be entitled to any insurance proceeds relating to the damage to the Property, plus a credit towards the purchase price equal to the amount of Seller's deductible on such policy.

/ / PRE-CLOSING INSPECTION: At a reasonable time, preapproved by Seller or Seller's agent, within 3 days before closing, Buyer shall have the right to inspect the Property to determine that there has been no significant change in the condition of the Property, except for changes approved by Buyer.

DEFAULT

Seller and Buyer each have the legal duty to use good faith and due diligence in completing the terms and conditions of this Offer. A material failure to perform any obligation under this Offer is a default which may subject the defaulting party to liability for damages or other legal remedies.

        If Buyer defaults, Seller may:
        (1) sue for specific performance and request the earnest money as partial payment of the purchase price; or
        (2) terminate the Offer and have the option to: (a) request the earnest money as liquidated damages; or (b) direct broker to return the earnest money and have the option to sue for actual damages.

        If Seller defaults, Buyer may:
        (1)     sue for specific performance; or
        (2) terminate the Offer and request the return of the earnest money, sue for actual damages, or both.
        In addition, the Parties may seek any other remedies available in law or equity.

        The Parties understand that the availability of any judicial remedy will depend upon the circumstances of the situation and the discretion of the courts. If either Party defaults, the Parties may renegotiate the Offer or seek nonjudicial dispute resolution instead of the remedies outlined above. By agreeing to binding arbitration, the Parties may lose the right to litigate in a court of law those disputes covered by the arbitration agreement.

        NOTE: WISCONSIN LICENSE LAW PROHIBITS A BROKER FROM GIVING ADVICE OR OPINIONS CONCERNING THE LEGAL RIGHTS OR OBLIGATIONS OF PARTIES TO A TRANSACTION OR THE LEGAL EFFECT OF A SPECIFIC CONTRACT OR CONVEYANCE.
        AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED. Buyer's or Seller's legal right to earnest money cannot be determined by broker.
        In the absence of a mutual agreement by the Parties, earnest money will be distributed as set forth in lines 121 to 140.

ENTIRE CONTRACT

This Offer, including any amendments, contains the entire agreement of the Parties regarding the transaction. All prior negotiations and discussions have been merged into this Offer. This agreement binds and inures to the benefit of the Parties to this Offer and their successors in Interest.

TITLE EVIDENCE                                 PAGE 3 OF 4 -- COMMERCIAL OFFER

/ / FORM OF TITLE EVIDENCE: Seller shall give evidence of title (as selected at lines 64 to 65) to the Property in the form of: an owner's policy of title insurance in the amount of the purchase price on a current ALTA form issued by an insurer licensed to write title insurance in Wisconsin.

/ / PROVISION OF MERCHANTABLE TITLE: Seller shall pay all costs of providing title evidence. For purposes of closing, title evidence shall be acceptable if the abstract or a commitment for the required title insurance is delivered to Buyer's attorney or to Buyer not less than 5 business days before closing, showing title to the Property as of a date no more than 15 days before delivery of such title to be merchantable, subject only to liens which will be paid out of the proceeds of closing and standard abstract certificate limitations or standard title insurance requirements and exceptions, as appropriate.

/ / TITLE ACCEPTABLE FOR CLOSING: If title is not acceptable for closing, Buyer shall notify Seller in writing of objections to title by the time set for closing. In such event, Seller shall have a reasonable time, but not exceeding 15 days, to remove the objections, and the time for closing shall be extended as necessary for this purpose. In the event that Seller is unable to remove said objections, Buyer shall have 5 days from receipt of notice thereof, to deliver written notice waiving the objections, and the time for closing shall be extended accordingly. If Buyer does not waive the objections, this Offer shall be null and void. Providing title evidence acceptable for closing does not extinguish Seller's obligations to give merchantable title to Buyer.
             SELLER TO PROVIDE GAP COVERAGE AT SELLER'S EXPENSE.

DEFINITIONS

/ / ACCEPTANCE: Acceptance occurs when all Buyers and Sellers have signed an identical copy of the Offer, including signatures on separate but identical copies of the Offer. See lines 29 and 30 regarding binding acceptance.

CAUTION: CONSIDER WHETHER SHORT TERM DEADLINES RUNNING FROM ACCEPTANCE PROVIDE ADEQUATE TIME FOR BOTH BINDING ACCEPTANCE AND PERFORMANCE.

/ / CONDITIONS AFFECTING THE PROPERTY OR TRANSACTION: A "condition affecting the Property or transaction" is defined as follows:
        (a) Planned or commenced public improvements which may result in special assessments or otherwise materially affect the Property or the present use of the Property;
        (b) Government agency or court order requiring repair, alteration or correction of any existing condition;
        (c) Completed or pending reassessment of the Property for property tax purposes;
        (d) Structural inadequacies which if not repaired will significantly shorten the expected normal life of the Property;
        (e) Any land division involving the Property, for which required state or local approvals were not obtained;
        (f) Construction or remodeling on the Property for which required state or local approvals were not obtained;
        (g) Any portion of the Property being in a 100 year floodplain; a wetland or shoreland zoning area under local, state or federal regulations;
        (h) That a structure on the Property is designated as a historic building or that any part of the Property is in a historic district;
        (i) Material violations of environmental laws or other laws or agreements regulating the use of the Property;
        (j) Conditions constituting a significant health or safety hazard for occupants of the Property;
        (k) Underground storage tanks on the Property for storage of flammable or combustible liquids including but not limited to gasoline and heating oil; NOTE: The Wisconsin Administrative Code contains registration and operation rules for such underground storage tanks.
        (l) Underground or aboveground storage tanks for storage of flammable, combustible or hazardous materials including but not limited to gasoline and heating oil, which are currently or which were previously located on the Property;
        (m) High voltage electric (100 KV or greater) or steel natural gas transmission lines located on but not directly serving the Property;
        (n) Material levels of hazardous substances located on Property or previous storage of material amounts of hazardous substances on Property;
        (o) Other conditions or occurrences which would significantly reduce the value of the Property to a reasonable person with knowledge of the nature and scope of the condition or occurrence.
/ / ENVIRONMENTAL SITE ASSESSMENT: An "environmental site assessment" may include, but is not limited to: (1) an inspection of the Property: (2) a review of the ownership and use history of the Property, including a search of title records showing private ownership of the Property for a period of 80 years prior to the visual inspection; (3) a review of historic and recent aerial photographs of the Property, if available; (4) a review of environmental licenses, permits or orders issued with respect to the Property; (5) an evaluation of results of any environmental sampling and analysis that has been conducted on the Property; and (6) a review to determine if the Property is listed in any of the written compilations of sites or facilities considered to pose a threat to human health or the environment including the National Priorities List, the Department of Natural Resources' (DNR) registry of Abandoned Landfills, the DNR's Registry of Leaking Underground Storage Tanks, and the DNR's most recent remedial response site evaluation report (including the Inventory of Sites and Facilities Which May Cause or Threaten to Cause Environmental Pollution). Any "environmental site assessment" performed under this Offer shall comply with generally recognized industry standards (e.g. current American Society of Testing and Materials "Standards for Environmental Site Assessments for Commercial Real Estate"), state and federal guidelines, as applicable. CAUTION: UNLESS OTHERWISE AGREED AN "ENVIRONMENTAL SITE ASSESSMENT" DOES NOT INCLUDE TESTING OF THE PROPERTY FOR ENVIRONMENTAL POLLUTION.

/ / FIXTURES: A "Fixture" is an item of property which is physically attached to or so closely associated with land and improvements so as to be treated as part of the real estate, including, without limitation, physically attached items not easily removable without damage to the Property, items specifically adapted to the Property, and items customarily treated as fixtures. A "fixture" does not include trade fixtures owned by tenants of the Property. See Lines 13 to 20.

/ / INSPECTION: An "inspection" is defined as an observation of the Property which does not include testing of the Property.

/ / OTHER EXPENSES: In addition to "special assessments for work on site", government entities may charge one-time or ongoing use fees for other public improvements relating to curb, gutter, street, sidewalk, sanitary and storm sewer (including all sewer mains and hook-up and interceptor charges), parks, street lighting and street trees, and impact fees for other public facilities, as defined in Wis. Stats. Section 66.55(1)(c) & (f).

/ / TEST: A "test" is defined as the taking of samples of materials such as soils, water or building materials from the Property and the laboratory or other analysis of these materials. Note: Any contingency authorizing such tests should specify the areas of the Property to be tested, the purpose of the test, (e.g. to determine the presence or absence of environmental contamination), any limitations on Buyer's testing and any other material terms of the contingency (e.g. Buyer's obligation to return the Property to it's original condition).

PROVISIONS TO RELATED FINANCING

/ / LOAN COMMITMENT: If this Offer is contingent on financing, Buyer agrees to pay all customary financing costs (including closing fees), to apply for financing promptly, and to provide evidence of application promptly upon request of Seller. If Buyer qualifies for said financing or other financing acceptable to Buyer, Buyer agrees to deliver to Seller, or Seller's agent, a copy of the written loan commitment no later than the deadline for loan commitment under the Financing Contingency. If Buyer does not make timely delivery of said commitment, Seller may terminate this Offer if Seller delivers a written notice of termination to Buyer prior to Seller's actual receipt of a copy of Buyer's written loan commitment.

/ / FINANCING UNAVAILABILITY: If this Offer is contingent on financing and financing is not available on the terms stated, Buyer shall promptly deliver written notice to Seller of same including copies of lender(s)' rejection letter(s) or other evidence of unavailability. Unless a specific loan source is named in the Financing Contingency, Seller shall then have 5 days to give Buyer written notice of Seller's decision to finance this transaction on the same terms set forth herein, and this Offer shall remain full force and effect, with the time for closing extended accordingly. If Seller's notice is not timely given, this Offer shall be null and void.

PROPERTY DESCRIPTION:  W180 N11711 River Lane,   page 4 of 4 - COMMERCIAL OFFER
Germantown, WI

  OPTIONAL PROVISIONS: THE PROVISIONS ON LINES 222 THROUGH 268 ARE A PART OF THIS OFFER IF MARKED, SUCH AS WITH AN "X". THEY ARE NOT PART OF THIS OFFER IF
                         MARKED N/A OR ARE LEFT BLANK.

/X/ FINANCING CONTINGENCY: This Offer is contingent upon Buyer being able to obtain: [CHECK APPLICABLE FINANCING BELOW]

        / / land contract financing from Seller at closing as further described at lines 212 to 218 and 226 to 240.
        /X/ a fixed rate first mortgage loan commitment as further described at lines 202 to 211 and 226 to 236, within 40 days of acceptance of this Offer. The financing selected shall be in an amount of not less than the purchase price for a term of not less than 20 years, amortized over not less than 20 years. If the purchase price under this Offer is modified, the financed amount, unless otherwise provided, shall be adjusted to the same percentage of the purchase price as in this contingency and the monthly payments shall be adjusted as necessary to maintain the term and amortization stated above. IF FINANCING IS FIXED RATE the annual rate of interest shall not exceed 8.5% and monthly payments of principal and interest shall not exceed $____________. MONTHLY PAYMENTS MAY ALSO INCLUDE 1/12th of the estimated net annual real estate taxes, hazard insurance premiums, and private mortgage insurance premiums. The mortgage may not include a prepayment premium. Buyer agrees to pay a loan fee in an amount not to exceed 1% of the loan. (Loan fee refers to discount points and/or loan origination fee, but DOES NOT include Buyer's other closing costs.)

/X/ DOCUMENT REVIEW CONTINGENCY: This Offer is contingent upon Seller delivering the following documents to Buyer within ______ days of acceptance:
[CHECK THOSE THAT APPLY]
        /X/ Documents evidencing that the sale of the Property has been properly authorized, if Seller is a business entity.
        /X/ A complete inventory of all furniture, fixtures and equipment included in this transaction which is consistent with representations made prior to and in this Offer.
        /X/ Uniform Commercial Code lien search as to the personal property included in the purchase price, showing the Property to be free and clear of all liens, other than liens to be released prior to or at closing.
        / / Other Building and use restrictions.

This contingency shall be deemed satisfied unless Buyer, within 10 days of the earlier of receipt of the final record to be delivered or the deadline for delivery of the documents, delivers to Seller a written notice indicating that this contingency has not been satisfied. The notice shall identify which document(s) have not been timely delivered or do not meet the standard set forth for the document(s).
/ / ENVIRONMENTAL EVALUATION/INSPECTION CONTINGENCY: This Offer is contingent upon: [CHECK THOSE THAT APPLY]
        / / A qualified independent environmental consultant of Buyer's choice conducting an environmental site assessment of the Property (see lines 179 to 189), at (Buyer's)(Seller's) [STRIKE ONE] expense, which discloses no defects. A defect is defined as a material violation of any environmental law, a material contingent liability affecting the Property arising under any environmental law, the presence of an underground storage tank(s) or material levels of hazardous substances either on the Property or presenting a significant risk of contaminating the Property due to future migration from other properties.
        / / A qualified independent inspector of Buyer's choice conducting an inspection of the Property and ______________________________________

        _____________________________________________ at (Buyer's)(Seller's)
        [STRIKE ONE] expense, which discloses no defects. A defect is defined as a structural, mechanical or other condition would have a significant adverse effect on the value of the Property; that would significantly impair the health and safety of future occupants of the Property; or that if not repaired, removed or replaced would significantly shorten or have a significantly adverse effect on the expected normal life of the Property.

This contingency shall be deemed satisfied unless Buyer, within _____ days of acceptance, delivers to Seller a copy of the environmental site assessment/inspection report(s) and a written notice listing the defect(s) identified in the environmental site assessment/inspection report(s) to which Buyer objects. Defects do not include conditions the nature and extent of which Buyer had actual knowledge or written notice before signing the Offer. Buyer agrees to deliver a copy of the report and notice to listing broker, if Property is listed, promptly upon delivery to Seller.

/X/ ADDENDA: The attached Addendum A is made part of this Offer.
ADDITIONAL PROVISIONS _________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

IF ACCEPTED, THIS OFFER CAN CREATE A LEGALLY ENFORCEABLE CONTRACT. BOTH PARTIES SHOULD CAREFULLY READ THIS DOCUMENT. BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OFFER BUT ARE PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OFFER OR HOW TITLE SHOULD BE TAKEN AT CLOSING. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED.

This Offer was drafted on 9/3/96  (date) by Attorney Michael J. Widmann
                          ------            ---------------------------
                                                (Licensee and Firm)
(x)     Anthony L. Mihalovich, Jr.
   ___________________________________________________________________
   (Buyer's Signature)  Print Name here: Anthony L. Mihalovich, Jr.

   ____________________________________         ______________________
        (Social Security No.)                           (Date)

(x)_______________________________________________________________________
   (Buyer's Signature)   Print Name here:

   ____________________________________         ______________________
        (Social Security No.)                           (Date)

EARNEST MONEY RECEIPT BROKER ACKNOWLEDGES RECEIPT OF EARNEST MONEY AS PER LINE 10 OF THE ABOVE OFFER.

______________________________________Broker (By)_____________________________
SELLER ACCEPTS THIS OFFER. THE WARRANTIES, REPRESENTATIONS AND COVENANTS MADE IN THIS OFFER SURVIVE CLOSING AND THE CONVEYANCE OF THE PROPERTY. THE UNDERSIGNED HEREBY AGREES TO CONVEY THE ABOVE-MENTIONED PROPERTY ON THE TERMS AND CONDITIONS AS SET FORTH HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OFFER.

(x)_____________________________________        _____________________   ______
   (Seller's Signature)  Print Name here:       (Social Security No.)   (Date)

(x)_____________________________________        _____________________   ______
   (Seller's Signature)  Print Name here:       (Social Security No.)   (Date)

THIS OFFER WAS PRESENTED TO SELLER BY ______________ ON ____________, 19__, AT _______a.m./p.m.

THIS OFFER IS REJECTED _________________ ________ THIS OFFER IS COUNTERED [SEE
                       (Seller Initials)  (Date)
ATTACHED COUNTER] __________________ ________
                   (Seller Initials)  (Date)

                                  ADDENDUM A


        This Addendum is made part of the Commercial Offer to Purchase dated September 3, 1996, signed by the Buyer, Anthony L. Mihalovich, Jr., or his assigns, for the property known as W180 N11711 River Lane, Germantown, Washington County, Wisconsin.

I. BUYER'S OBLIGATION TO CONCLUDE THIS OFFER IS CONDITIONED UPON THE CONSUMMATION OF THE FOLLOWING:

    1. Seller, at its expense, shall provide to Buyer a copy of a current (dated within one year of date of closing) certified survey prepared by a duly-licensed land surveyor, at minimum three (3) days prior to closing. Said survey shall set forth an accurate metes-and-bounds description of the Property, locate all existing easements and rights-of-way, alleys, streets and roads; show any and all encroachments upon the Property, show all existing improvements (such as the building, power lines, fences, driveways, sidewalks, etc.).

        In the event the survey shows any encroachments of any improvements upon, from or onto the Property, or any easement which the title company will not insure over, or which interferes with Buyer's intended use and enjoyment, then said encroachment and/or easement shall be deemed to be a title defect and, at Buyer's option, this Offer shall be deemed null and void.

    2. Seller shall within ten (10) days from the date of acceptance of this Offer furnish Buyer with copies of the approved plans and specifications for the building.

    Within ten (10) days from the receipt of all of the above information and documentation, Buyer shall be entitled to give written notice to Seller, at Buyer's sole discretion, terminating this Offer to Purchase, if Buyer is dissatisfied with any of the above documentation. If said notice is received by Seller within said period of time, then this Offer is deemed null and void.

    3. Seller shall execute a "triple net" lease with Buyer to lease the Property for a term from the date of closing through June 30, 1997, at a rent rate of $9.50 per square foot.

    4. There shall be no proration of real estate taxes, sewer and water expenses, special assessments, etc. It is understood that Seller shall pay for all such expenses through the term of the "triple net lease."




                                        Anthony L. Mihalovich, Jr.
                                        ------------------------------
                                        Buyer



                                        ------------------------------
                                        Seller

WB-44 Counter-Offer                              Wisconsin Legal Blank Co., Inc.
Approved by the Wisconsin Department                               Milwaukee, WI
of Regulation and Licensing
7/30/91 (optional use date) 1/1/92 (mandatory use date)


                                                 Counter-Offer No. 1 by (Seller)


                                 COUNTER-OFFER

        The Offer to Purchase dated September 3, 1996, and signed by Buyer, Anthony L. Mihalovich, Jr., for purchase of real estate at W180 N11711 River Lane, Germantown, Wisconsin is countered.
ALL TERMS AND CONDITIONS REMAIN THE SAME AS STATED IN THE OFFER TO PURCHASE EXCEPT THE FOLLOWING:
[CAUTION: THIS COUNTER-OFFER DOES NOT INCLUDE THE TERMS OR CONDITIONS IN ANY OTHER COUNTER-OFFER UNLESS INCORPORATED BY REFERENCE.]
        (1)     The Purchase Price shall be $678,900.

        (2)     Paragraph 3 of Addendum A will be as follows:

                Seller and Buyer will enter into a "triple net" lease to lease the property for a term from the date of Closing through June 30, 1997, at a rent rate of $8.75 per square foot, with Seller having the right to extend such lease month-to-month thereafter if required for occupancy of space in the Germantown Mutual building under construction.

        (3) Seller shall have the right to terminate this agreement without penalty at any time prior to the scheduled date of Closing if for any reason the Board determines that the transaction would not be in the best interests of the shareholders.

        (4)     The date of Closing shall be November 20, 1996.

Any warranties and representations made in this Counter-Offer survive the closing of this transaction.

        This Counter-Offer is binding upon Seller and Buyer only if a copy of the accepted Counter-Offer is delivered to the party making the Counter-Offer on or before October 8, 1996. Delivery of the accepted Counter-Offer may be made in the following ways: (1) by depositing a copy of the accepted Counter-Offer postage or fees prepaid in the U.S. mail or a commercial delivery system addressed to Marshall A. Loewi, c/o Milwaukee Resistor Corporation,
8920 West Heather Avenue, P.O. Box 24200, Milwaukee, WI 53224-0200, (2) by personal delivery to the party making the Counter-Offer, or (3) by electronic transmission of the accepted Counter-Offer to the following telephone number:
(414) 362-9876.


The party making this Counter-Offer may withdraw the Counter-Offer prior to acceptance and delivery as provided in lines 31-36.

                                                DAVID WHITE, INC.

Date: October 4, 1996  Time: ______ a.m./p.m.   By:  Marshall A. Loewi
                                                       (Seller) Chairman

This Counter-Offer was drafted by
(Licensee and Firm):                            _______________________________
Robert J. Loots, Attorney
_____________________________________________   _______________________________
_____________________________________________            (Seller/Buyer)
                                                _______________________________


--------------------------------------------------------------------------------

                          ACCEPTANCE OF COUNTER-OFFER

The above Counter-Offer is accepted.

Date: October 4, 1996  Time: ______ a.m./p.m.      Anthony L. Mihalovich, Jr.
                                                             (Buyer)

This Counter-Offer was presented by
(Licensee and Firm):
_____________________________________________   _______________________________
___________________________________________on            (Buyer/Seller)
Date:__________________Time: ______ a.m./p.m.


               ATTACH THIS COUNTER OFFER TO THE OFFER TO PURCHASE

Note: Provisions from a previous Counter-Offer may be included by reproduction of the entire provision or incorporation by reference. Provisions incorporated by reference may be indicated in the subsequent Counter-Offer by specifying the number of the provision or the lines containing the provision. In transactions involving more than one Counter-Offer, the Counter-Offer referred to should be clearly specified.